UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2019

QS

GLOBAL EQUITY FUND

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Global Equity Fund for the twelve-month reporting period ended October 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 29, 2019

II	QS Global Equity Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Dividend income, if any, is incidental to this objective. The Fund invests primarily in the common stock of U.S. and non-U.S. issuers. Under normal circumstances, the Fund invests at least 80% of its assets in equity and equity-related securities. As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal circumstances, the Fund invests in at least three countries, which may include the United States. Although the Fund’s focus is on large capitalization securities, the Fund may invest in securities of any market capitalization, including medium capitalization and small capitalization securities. The Fund may invest up to 25% of its net assets, determined at the time of purchase, in emerging market issuers.

We seek a broadly diversified portfolio of securities and add value through stock selection and region, country and sector allocation. We use a quantitative process that assesses stocks by relative attractiveness based on a variety of measures including value, cash flow, earnings growth and sentiment. Region, country and sector allocations are based on rankings generated by our proprietary models.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The global equity market, as measured by the MSCI World Indexi, returned 12.69% for the twelve-month reporting period ended October 31, 2019. Global equity returns were strong across most regions and sectors, many in double digits. The U.S. led among major regions, with the smaller Developed Asia ex-Japan the best performing overall thanks to a run up at the end of the period.

The final quarter of 2018 was marked by extreme market volatility, including a dip into bear market territory. Global equities across the board were affected by a risk-off sentiment that had not been seen since the global financial crisis. In November 2018, global equities posted a modest gain, but in December 2018, equity markets experienced their steepest monthly loss since February 2009, with losses pervasive across geography, sector, style and market cap. Early in December 2018, a truce in the trade war between the U.S. and China was announced, but investors seemed skeptical of a long-term solution. China’s manufacturing sector ended the year in contraction; the World Trade Organization (“WTO”) indicated that global trade weakened during the fourth quarter of 2018 and also reduced its outlook for 2019. In December 2018, the U.S Federal Reserve Board (the “Fed”)ii announced the quarter point rate hike largely expected by the market, but reduced guidance for 2019 to two likely rate hikes rather than the three announced in September 2018. Volatility in U.S. equities was exacerbated at the end of 2018 by news of a partial shutdown of the U.S. government driven by disagreement regarding funding for a Mexican border wall.

After a rally in January 2019, equities continued to generate positive returns for the rest of the first calendar quarter of 2019, with all regions returning over 6% in the MSCI World Index. Markets returned to a “risk-on” sentiment as central bank policies became increasingly accommodative; the U.S. experienced a positive earnings season and China manufacturing indicators returned to modest growth levels. Over the quarter, a rise in oil

QS Global Equity Fund 2019 Annual Report	1

Fund overview (cont’d)

prices of 32% and a U.S. yield curveiii inversion in late March 2019 did little to stop the positive market momentum.

Global equity markets continued to advance in the second quarter of 2019, but with increased volatility. The quarter started with a strong rally in April 2019, only to sharply decline in May 2019, and rebound dramatically in June 2019. The risk-on/risk-off theme that had dominated financial markets over the past few years continued during the quarter, as most risky assets appreciated dramatically in April and June but exhibited dismal performance during May 2019. The shifts in investor sentiment were propelled by the perception of a number of risks, including an escalation in the U.S.-China trade tariff war, uncertainty around Brexit, an inversion of the yield curve in the U.S. and soft global growth. These risks overshadowed several sources of investor optimism, which included a pivot to accommodative monetary policies by major central banks, positive economic data and a post G-20iv meeting “tariff freeze” agreement between the U.S. and China.

In the third calendar quarter of 2019, positive performance of U.S. equities was largely offset by negative returns in all other regions. Concerns regarding the softening of global economic growth, the previous inversion of the U.S. yield curve, trade related tensions between the U.S. and China, frictions in the Middle East, and uncertainty around Brexit continued to rattle investors. Against this backdrop, the Fed cut its benchmark interest rate twice over the quarter, providing some relief to U.S. equity markets, which had the best year-to-date performance since 1997. The Fed was one of 16 central banks to lower interest rates during the quarter, and two dozen more are expected to slash rates in the fourth quarter. The WTO cut its global trade growth forecast for this year to the weakest level in a decade, warning that further rounds of tariffs in an environment of heightened uncertainty could spark a “destructive cycle of recrimination”. Nevertheless, volatility was dampened, and global equities rallied in October 2019, with Japan leading the way among major markets. Positive developments on China/U.S. trade negotiations, a third twenty-five basis pointsv interest rate cut from the Fed for the year, and corporate earnings that largely exceeded expectations contributed to investor optimism.

The U.S. was the best performing major region in the MSCI World Index returning 13.66% for the reporting period. After a difficult fourth quarter of 2018 where most sectors had double-digit declines, U.S. equities began 2019 with their best first calendar quarter return since 1998 and despite mixed signals from the macro backdrop. Investor optimism continued and most sectors had double-digit returns. The Fed suggested that mixed economic signals justified a revised approach to interest rate hikes, making them unlikely for the rest of 2019. In fact, what followed were three rate cuts between July and October 2019.

Continental Europe equity returns were even with the MSCI World Index for the twelve-month reporting period at 12.69%. In the first quarter of 2019, economic indicators weakened across much of the Eurozone; the European Central Bank (“ECB”)vi cut its growth forecasts, cancelled an expected rate rise in 2019, and offered cheap rates to banks to

2	QS Global Equity Fund 2019 Annual Report

boost growth. Continental Europe outperformed in the second calendar quarter but underperformed in the third calendar quarter of 2019, and in September 2019, the ECB voted to restart its quantitative easing program, pushing interest rates into deeper negative territory and further incentivizing bank lending.

Japanese equities lagged all other markets for much of the reporting period. Japan slightly underperformed the other large markets in the final quarter of 2018 as economic indicators softened and business sentiment declined, with optimism for the 2020 Olympics overshadowed by concern over an impending sales tax increase. Japanese manufacturing experienced the largest contraction in nearly three years in March of 2019 due to both domestic and export declines, particularly in sales to China and Taiwan. Nonetheless, in the third calendar quarter, aside from the U.S., only Japanese equities were in positive territory, and Japan was the best performing major region in both September and October 2019. While exports fell due to a slowing global economy and the U.S.-China trade war, private spending continued to show strength.

The U.K. also underperformed the MSCI World Index overall for the reporting period and was the laggard among developed markets, with the uncertainty and fear around a no-deal Brexit impacting business activity and equity markets. At the start of the period, the U.K. outperformed the other large developed regions, with manufacturing and services improving above expectations at the end of 2018. However, in the first quarter of 2019, the deadline for Brexit was delayed after Parliament voted a third time against Prime Minister Theresa May’s negotiated deal. While employment levels remained high, new hiring and business sentiment continued to fall amid uncertainty about trade with Europe and other markets. The resignation of Theresa May in July 2019 and the hawkish position of her successor, Boris Johnson, added to Brexit uncertainty. U.K. equity markets rallied in September 2019 as Parliament passed the Benn Act, a bill that reduces the probability of a no-deal Brexit by forcing the Prime Minister to seek a three-month extension in case no deal is reached by October 19, 2019. The timeline for a Brexit deal has been fluid, yet support is building along with a somewhat brighter forecast for UK’s economy.

After outperforming developed markets in the fourth quarter of 2018 and in January 2019, emerging markets underperformed most developed markets through the third calendar quarter of 2019. In October 2019, emerging market equities rallied sharply on positive developments on China/U.S. trade negotiations. However, emerging markets significantly underperformed developed markets for the full reporting period and had the only negative regional return in the MSCI World Index.

Across the smaller regions, resource-based Australia, Canada & New Zealand outperformed the MSCI World Index overall throughout the reporting period, in a period of industrial commodity strength. While Developed Asia ex-Japan underperformed for most of the period, an exceptionally strong October 2019 driven by hopes on progress in trade negotiations brought the return for the full period above the MSCI World Index overall.

QS Global Equity Fund 2019 Annual Report	3

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research continues to be focused on developing tools to enhance performance regardless of market environment. This includes both individual factor research as well as factor allocation strategies.

Performance review

For the twelve months ended October 31, 2019, Class A shares of QS Global Equity Fund, excluding sales charges, returned 6.70%. The Fund’s unmanaged benchmark, the MSCI World Index, returned 12.69% for the same period. The Lipper Global Multi-Cap Core Funds Category Averagevii returned 10.22% over the same time frame.

Performance Snapshot as of October 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
QS Global Equity Fund:
Class 1[1]	1.66%	6.83%
Class A	1.59%	6.70%
Class C	1.27%	5.91%
Class I	1.78%	7.10%
MSCI World Index	3.55%	12.69%
Lipper Global Multi-Cap Core Funds Category Average	2.06%	10.22%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Class 1 shares of the Fund are not available for purchases or incoming exchanges. Investors owning Class 1 shares may continue to hold those shares, but may not add to their Class 1 share positions except through dividend reinvestment.

4	QS Global Equity Fund 2019 Annual Report

Performance of Class IS shares is not shown because the inception date for this share class was August 9, 2019.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2019, the gross total annual fund operating expense ratios for Class 1, Class A, Class C and Class I shares were 1.19%, 1.44%, 2.11% and 1.07%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.30% for Class A shares, 2.05% for Class C shares and 0.95% for Class I shares. In addition, the ratio of total annual fund operating expenses for Class 1 shares will not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. For the reporting period, stock selection was positive in emerging markets as well as a number of developed market sectors, most notably Continental European Energy and Financials ex-banks, U.K. Consumer Discretionary, Japanese Consumer Staples and U.S. Energy. An underweight to U.S. Energy, which had the most negative sector return in the benchmark, was a strong contributor to relative return for the period.

At the stock level, the leading contributor to performance was an overweight to Air Canada, whose shares soared in September 2019 after analysts boosted their expectations based on new financial targets mapped out by the airlines. Applied Materials, Inc. was another strong contributor, driven by a sharp increase in revenue and net income margin along with a drop in shares outstanding. Another major contributor to results was Veeva Systems Inc., a cloud-computing company focused on pharmaceutical applications, which announced in September 2019 that it is buying Crossix Solutions, a leader in privacy-safe patient data and analytics.

Q. What were the leading detractors from performance?

A. The leading detractor from relative performance for the reporting period was stock selection across all developed markets except the U.K., especially in the U.S. where

QS Global Equity Fund 2019 Annual Report	5

Fund overview (cont’d)

selection was notably negative in the Information Technology and Communication Services sectors. Stock selection was also a major detractor from performance in the Continental European Materials and Consumer Staples sectors. The impact of region and sector allocation was also a detractor, primarily as a result of the small allocation to emerging markets which are not included in the benchmark and which dramatically underperformed developed markets. At the security level, the leading detractor was an overweight to Methanex Corporation, which reported a decline in methanol sales due to inventory flows. NetApp, Inc., a cloud data services and data management company which experienced a decline in first fiscal quarter net income year over year, was also a major detractor. CVS Health Corporation also had a double-digit decline for the period. Like all pharmacies, CVS faces political pressure to lower drug prices and competition from e-commerce titan Amazon. In addition, it is slowing new store openings by one-third, which will likely limit revenue growth.

Thank you for your investment in QS Global Equity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

November 18, 2019

RISKS: Investments in stocks are subject to price and market fluctuations. Large-capitalization companies may fall out of favor with investors based on market and economic conditions. The Fund may invest in small- and medium-capitalization companies that may involve a higher degree of risk and volatility than investments in large-capitalization companies. The Fund may use derivatives, such as forward foreign currency contracts, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund invests a significant portion of its portfolio in foreign companies, which are subject to special risks associated with foreign investments, including currency fluctuations; changes in political, social and economic conditions; differing securities regulations and periods of illiquidity, which could increase volatility. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2019 were: Apple Inc. (4.0%), Microsoft Corp. (1.9%), Amazon.com Inc. (1.9%), Home Depot Inc. (1.7%), Alphabet Inc. (1.3%), Merck & Co. Inc. (1.3%), Bank of America Corp. (1.2%), Amgen Inc. (1.2%), Alphabet Inc. (1.2%) and Roche Holding AG (1.2%). Please refer to pages 13 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice

6	QS Global Equity Fund 2019 Annual Report

regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2019 were: Information Technology (17.7%), Financials (15.3%), Health Care (13.4%), Consumer Discretionary (10.8%) and Industrials (10.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv

The Group of Twenty (“G-20”) Finance Ministers and Central Bank Governors was established in 1999 to bring together systemically important industrialized and developing economies to discuss key issues in the global economy.

[v]	A basis point is one-hundredth (1/100 or 0.01) of one percent.

vi	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 179 funds for the six-month period and among the 169 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

QS Global Equity Fund 2019 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2019 and October 31, 2018. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	QS Global Equity Fund 2019 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2019 and held for the six months ended October 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class 1	1.66%	$1,000.00	$1,016.60	1.14%	$5.79	[3]	Class 1	5.00%	$1,000.00	$1,019.46	1.14%	$5.80
Class A	1.59	1,000.00	1,015.90	1.30	6.61	[3]	Class A	5.00	1,000.00	1,018.65	1.30	6.61
Class C	1.27	1,000.00	1,012.70	2.05	10.40	[3]	Class C	5.00	1,000.00	1,014.87	2.05	10.41
Class I	1.78	1,000.00	1,017.80	0.95	4.83	[3]	Class I	5.00	1,000.00	1,020.42	0.95	4.84
Class IS4	6.57	1,000.00	1,065.70	0.90	2.06	[5]	Class IS	5.00	1,000.00	1,020.67	0.90	4.58

QS Global Equity Fund 2019 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	For the period August 9, 2019 (inception date) to October 31, 2019.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (81), then divided by 365.

10	QS Global Equity Fund 2019 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class 1	Class A	Class C	Class I	Class IS†
Twelve Months Ended 10/31/19	6.83%	6.70%	5.91%	7.10%	N/A
Five Years Ended 10/31/19	7.54	7.48	6.67	7.86	N/A
Ten Years Ended 10/31/19	9.73	9.63	8.80	9.99	N/A
Inception* through 10/31/19	—	—	—	—	6.57%

With sales charges[2]	Class 1	Class A	Class C	Class I	Class IS†
Twelve Months Ended 10/31/19	6.83%	0.56%	4.91%	7.10%	N/A
Five Years Ended 10/31/19	7.54	6.21	6.67	7.86	N/A
Ten Years Ended 10/31/19	9.73	8.98	8.80	9.99	N/A
Inception* through 10/31/19	—	—	—	—	6.57%

Cumulative total returns
Without sales charges[1]
Class 1 (10/31/09 through 10/31/19)	153.19%
Class A (10/31/09 through 10/31/19)	150.68
Class C (10/31/09 through 10/31/19)	132.39
Class I (10/31/09 through 10/31/19)	159.15
Class IS (Inception date of 8/9/19 through 10/31/19)	6.57

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

1

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

†	Not annualized.

*	Inception dates for Class 1, A, C, I and IS shares are December 1, 2006, March 1, 1991, September 12, 2000, May 20, 2003 and August 9, 2019, respectively.

QS Global Equity Fund 2019 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of QS Global Equity Fund vs. MSCI World Index† — October 2009 - October 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of QS Global Equity Fund on October 31, 2009, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2019. The hypothetical illustration also assumes a $10,000 investment in the MSCI World Index. The MSCI World Index is an unmanaged index considered representative of growth stocks of developed countries. Index performance is calculated with net dividends. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor may not invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	QS Global Equity Fund 2019 Annual Report

Schedule of investments

October 31, 2019

QS Global Equity Fund

Security	Shares	Value
Common Stocks — 99.4%
Communication Services — 7.6%
Diversified Telecommunication Services — 1.1%
China Telecom Corp. Ltd., Class H Shares	2,100,000	$894,515	(a)
Deutsche Telekom AG, Registered Shares	48,000	844,148	(a)
Total Diversified Telecommunication Services		1,738,663
Entertainment — 0.4%
Viacom Inc., Class B Shares	31,500	679,140
Interactive Media & Services — 3.7%
Alphabet Inc., Class A Shares	1,632	2,054,362	*
Alphabet Inc., Class C Shares	1,500	1,890,165	*
Auto Trader Group PLC	153,000	1,115,632	(a)
TripAdvisor Inc.	19,000	767,600	*
Total Interactive Media & Services		5,827,759
Media — 0.8%
Omnicom Group Inc.	10,000	771,900
Pearson PLC	61,000	540,467	(a)
Total Media		1,312,367
Wireless Telecommunication Services — 1.6%
NTT DOCOMO Inc.	54,000	1,480,238	(a)
T-Mobile US Inc.	13,000	1,074,580	*
Total Wireless Telecommunication Services		2,554,818
Total Communication Services		12,112,747
Consumer Discretionary — 10.8%
Auto Components — 0.5%
Magna International Inc.	15,300	822,676
Automobiles — 0.3%
Honda Motor Co. Ltd.	21,600	583,142	(a)
Hotels, Restaurants & Leisure — 0.9%
Starbucks Corp.	16,400	1,386,784
Household Durables — 0.6%
Bellway PLC	25,000	1,027,445	(a)
Internet & Direct Marketing Retail — 2.5%
Amazon.com Inc.	1,730	3,073,622	*
Booking Holdings Inc.	430	880,971	*
Total Internet & Direct Marketing Retail		3,954,593
Specialty Retail — 3.9%
Foot Locker Inc.	11,100	482,961
Home Depot Inc.	11,300	2,650,754

See Notes to Financial Statements.

QS Global Equity Fund 2019 Annual Report	13

Schedule of investments (cont’d)

October 31, 2019

QS Global Equity Fund

Security	Shares	Value
Specialty Retail — continued
Lowe’s Cos. Inc.	16,000	$1,785,760
Ross Stores Inc.	12,080	1,324,814
Total Specialty Retail		6,244,289
Textiles, Apparel & Luxury Goods — 2.1%
adidas AG	2,800	863,620	(a)
Burberry Group PLC	41,288	1,094,996	(a)
NIKE Inc., Class B Shares	15,600	1,396,980
Total Textiles, Apparel & Luxury Goods		3,355,596
Total Consumer Discretionary		17,374,525
Consumer Staples — 8.8%
Beverages — 2.0%
Asahi Group Holdings Ltd.	21,500	1,076,024	(a)
Diageo PLC	30,000	1,228,196	(a)
Kirin Holdings Co. Ltd.	43,000	912,732	(a)
Total Beverages		3,216,952
Food & Staples Retailing — 2.6%
Colruyt SA	12,500	694,952	(a)
Koninklijke Ahold Delhaize NV	49,743	1,238,924	(a)
Kroger Co.	40,000	985,600
Walmart Inc.	10,500	1,231,230
Total Food & Staples Retailing		4,150,706
Food Products — 1.4%
Ajinomoto Co. Inc.	56,000	1,062,552	(a)
Tyson Foods Inc., Class A Shares	14,400	1,192,176
Total Food Products		2,254,728
Household Products — 1.5%
Kimberly-Clark Corp.	9,900	1,315,512
Procter & Gamble Co.	8,500	1,058,335
Total Household Products		2,373,847
Personal Products — 0.3%
Herbalife Nutrition Ltd.	12,500	558,375	*
Tobacco — 1.0%
Imperial Brands PLC	32,891	722,511	(a)
Philip Morris International Inc.	11,000	895,840
Total Tobacco		1,618,351
Total Consumer Staples		14,172,959
Energy — 5.2%
Oil, Gas & Consumable Fuels — 5.2%
China Petroleum & Chemical Corp., Class H Shares	1,014,000	578,278	(a)
Eni SpA	82,036	1,243,341	(a)

See Notes to Financial Statements.

14	QS Global Equity Fund 2019 Annual Report

QS Global Equity Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
GS Holdings Corp.	10,600	$450,230	(a)
Imperial Oil Ltd.	44,300	1,103,211
Phillips 66	14,600	1,705,572
Repsol SA	76,094	1,249,825	(a)
Royal Dutch Shell PLC, Class A Shares	25,000	724,885	(a)
Valero Energy Corp.	13,300	1,289,834
Total Energy		8,345,176
Financials — 15.3%
Banks — 6.6%
Bank of America Corp.	63,971	2,000,373
Canadian Imperial Bank of Commerce	9,000	767,436
China Construction Bank Corp., Class H Shares	805,000	647,326	(a)
Citizens Financial Group Inc.	39,342	1,383,265
Danske Bank A/S	33,718	481,320	(a)
Fifth Third Bancorp	38,000	1,105,040
ING Groep NV	72,653	820,886	(a)
JPMorgan Chase & Co.	8,409	1,050,452
Lloyds Banking Group PLC	1,850,000	1,361,098	(a)
Skandinaviska Enskilda Banken AB, Class A Shares	104,208	998,877	(a)
Total Banks		10,616,073
Consumer Finance — 1.0%
Capital One Financial Corp.	16,705	1,557,741
Insurance — 7.2%
Aegon NV	141,253	610,977	(a)
Allianz SE, Registered Shares	7,524	1,836,289	(a)
Allstate Corp.	14,400	1,532,448
Aviva PLC	220,000	1,183,857	(a)
AXA SA	29,324	774,989	(a)
Everest Re Group Ltd.	3,290	845,826
Manulife Financial Corp.	71,000	1,322,322
MetLife Inc.	32,600	1,525,354
Muenchener Rueckversicherungs-Gesellschaft AG in
Muenchen, Registered Shares	3,915	1,087,402	(a)
Principal Financial Group Inc.	16,084	858,564
Total Insurance		11,578,028
Thrifts & Mortgage Finance — 0.5%
Essent Group Ltd.	16,800	875,112
Total Financials		24,626,954

See Notes to Financial Statements.

QS Global Equity Fund 2019 Annual Report	15

Schedule of investments (cont’d)

October 31, 2019

QS Global Equity Fund

Security	Shares	Value
Health Care — 13.4%
Biotechnology — 2.5%
Amgen Inc.	9,200	$1,961,900
Biogen Inc.	4,897	1,462,783	*
Regeneron Pharmaceuticals Inc.	1,600	490,048	*
Total Biotechnology		3,914,731
Health Care Equipment & Supplies — 2.4%
Baxter International Inc.	19,500	1,495,650
IDEXX Laboratories Inc.	4,300	1,225,543	*
Masimo Corp.	8,100	1,180,899	*
Total Health Care Equipment & Supplies		3,902,092
Health Care Providers & Services — 3.5%
Amedisys Inc.	6,100	783,972	*
Cardinal Health Inc.	24,000	1,186,800
Humana Inc.	3,900	1,147,380
McKesson Corp.	10,500	1,396,500
UnitedHealth Group Inc.	4,400	1,111,880
Total Health Care Providers & Services		5,626,532
Health Care Technology — 0.8%
Veeva Systems Inc., Class A Shares	9,000	1,276,470	*
Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co.	30,500	1,749,785
Merck & Co. Inc.	23,600	2,045,176
Roche Holding AG	6,200	1,869,983	(a)
Shionogi & Co. Ltd.	17,700	1,059,308	(a)
Total Pharmaceuticals		6,724,252
Total Health Care		21,444,077
Industrials — 10.3%
Aerospace & Defense — 1.6%
Boeing Co.	2,000	679,820
Dassault Aviation SA	580	808,008	(a)
Spirit AeroSystems Holdings Inc., Class A Shares	12,000	981,840
Total Aerospace & Defense		2,469,668
Airlines — 1.6%
Air Canada	46,000	1,637,992	*
Southwest Airlines Co.	17,000	954,210
Total Airlines		2,592,202
Electrical Equipment — 0.7%
Rockwell Automation Inc.	6,800	1,169,532
Machinery — 2.7%
Cummins Inc.	10,150	1,750,672

See Notes to Financial Statements.

16	QS Global Equity Fund 2019 Annual Report

QS Global Equity Fund

Security	Shares	Value
Machinery — continued
Mitsubishi Heavy Industries Ltd.	27,500	$1,111,622	(a)
Oshkosh Corp.	8,166	697,213
Parker-Hannifin Corp.	4,334	795,246
Total Machinery		4,354,753
Professional Services — 1.3%
Robert Half International Inc.	16,500	944,955
Wolters Kluwer NV	16,200	1,193,104	(a)
Total Professional Services		2,138,059
Road & Rail — 0.7%
Norfolk Southern Corp.	5,900	1,073,800
Trading Companies & Distributors — 1.7%
HD Supply Holdings Inc.	21,000	830,340	*
Marubeni Corp.	144,600	1,016,731	(a)
W.W. Grainger Inc.	2,900	895,636
Total Trading Companies & Distributors		2,742,707
Total Industrials		16,540,721
Information Technology — 17.7%
Communications Equipment — 2.9%
Cisco Systems Inc.	30,060	1,428,151
F5 Networks Inc.	7,100	1,022,968	*
Juniper Networks Inc.	39,700	985,354
Telefonaktiebolaget LM Ericsson, Class B Shares	143,488	1,252,016	(a)
Total Communications Equipment		4,688,489
Electronic Equipment, Instruments & Components — 0.6%
Jabil Inc.	26,752	985,009
IT Services — 0.7%
PayPal Holdings Inc.	10,500	1,093,050	*
Semiconductors & Semiconductor Equipment — 4.5%
Applied Materials Inc.	30,700	1,665,782
ASML Holding NV	5,700	1,495,390	(a)
NXP Semiconductors NV	12,000	1,364,160
Texas Instruments Inc.	12,620	1,489,034
Xilinx Inc.	13,500	1,224,990
Total Semiconductors & Semiconductor Equipment		7,239,356
Software — 3.8%
Check Point Software Technologies Ltd.	7,300	820,593	*
Citrix Systems Inc.	10,300	1,121,258
Microsoft Corp.	21,601	3,096,935
Oracle Corp.	19,200	1,046,208
Total Software		6,084,994

See Notes to Financial Statements.

QS Global Equity Fund 2019 Annual Report	17

Schedule of investments (cont’d)

October 31, 2019

QS Global Equity Fund

Security	Shares	Value
Technology Hardware, Storage & Peripherals — 5.2%
Apple Inc.	25,500	$6,343,380
NetApp Inc.	17,385	971,474
Samsung Electronics Co. Ltd.	24,679	1,066,654	(a)
Total Technology Hardware, Storage & Peripherals		8,381,508
Total Information Technology		28,472,406
Materials — 3.9%
Chemicals — 2.4%
Covestro AG	11,792	566,103	(a)
Eastman Chemical Co.	14,500	1,102,580
LyondellBasell Industries NV, Class A Shares	12,000	1,076,400
Methanex Corp.	19,600	742,720
Mitsubishi Gas Chemical Co. Inc.	31,500	444,392	(a)
Total Chemicals		3,932,195
Construction Materials — 0.6%
LafargeHolcim Ltd., Registered Shares	18,000	928,854	*(a)
Metals & Mining — 0.9%
Glencore PLC	300,000	905,144	*(a)
South32 Ltd.	301,085	524,337	(a)
Total Metals & Mining		1,429,481
Total Materials		6,290,530
Real Estate — 3.2%
Equity Real Estate Investment Trusts (REITs) — 1.2%
Klepierre SA	27,500	1,024,398	(a)
Public Storage	3,900	869,154
Total Equity Real Estate Investment Trusts (REITs)		1,893,552
Real Estate Management & Development — 2.0%
China Vanke Co. Ltd., Class H Shares	225,700	823,939	(a)
Daito Trust Construction Co. Ltd.	6,200	820,563	(a)
Daiwa House Industry Co. Ltd.	25,000	857,624	(a)
Hongkong Land Holdings Ltd.	135,000	740,769	(a)
Total Real Estate Management & Development		3,242,895
Total Real Estate		5,136,447
Utilities — 3.2%
Electric Utilities — 1.5%
Chubu Electric Power Co. Inc.	54,000	807,945	(a)
Fortum oyj	45,297	1,106,239	(a)
Tohoku Electric Power Co. Inc.	53,000	543,030	(a)
Total Electric Utilities		2,457,214
Gas Utilities — 0.5%
Snam SpA	140,000	720,438	(a)

See Notes to Financial Statements.

18	QS Global Equity Fund 2019 Annual Report

QS Global Equity Fund

Security		Shares	Value
Independent Power and Renewable Electricity Producers — 1.2%
AES Corp.		56,000	$954,800
NRG Energy Inc.		23,500	942,820
Total Independent Power and Renewable Electricity Producers			1,897,620
Total Utilities			5,075,272
Total Investments before Short-Term Investments (Cost — $133,374,756)			159,591,814
Rate
Short-Term Investments — 0.5%
Invesco Treasury Portfolio, Institutional Class (Cost — $761,158)	1.632%	761,158	761,158
Total Investments — 99.9% (Cost — $134,135,914)			160,352,972
Other Assets in Excess of Liabilities — 0.1%			166,559
Total Net Assets — 100.0%			$160,519,531

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

Summary of Investments by Country** (unaudited)
United States	62.3%
Japan	7.3
United Kingdom	5.2
Netherlands	4.7
Canada	4.0
Germany	3.2
Switzerland	2.3
China	1.8
France	1.6
Sweden	1.4
Italy	1.2
South Korea	1.0
Spain	0.8
Finland	0.7
Israel	0.5
Hong Kong	0.5
Belgium	0.4
Australia	0.3
Denmark	0.3
Short-Term Investments	0.5
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2019 and are subject to change.

See Notes to Financial Statements.

QS Global Equity Fund 2019 Annual Report	19

Statement of assets and liabilities

October 31, 2019

Assets:
Investments, at value (Cost — $134,135,914)	$160,352,972
Foreign currency, at value (Cost — $21,605)	21,531
Dividends and interest receivable	331,291
Receivable for Fund shares sold	125,685
Prepaid expenses	22,244
Total Assets	160,853,723

Liabilities:
Payable for Fund shares repurchased	118,263
Investment management fee payable	84,425
Service and/or distribution fees payable	31,123
Trustees’ fees payable	525
Accrued expenses	99,856
Total Liabilities	334,192
Total Net Assets	$160,519,531

Net Assets:
Par value (Note 7)	$97
Paid-in capital in excess of par value	123,280,014
Total distributable earnings (loss)	37,239,420
Total Net Assets	$160,519,531

See Notes to Financial Statements.

20	QS Global Equity Fund 2019 Annual Report

Net Assets:
Class 1	$1,226,845
Class A	$142,235,362
Class C	$1,890,248
Class I	$15,137,399
Class IS	$29,677

Shares Outstanding:
Class 1	74,386
Class A	8,583,856
Class C	112,814
Class I	915,289
Class IS	1,794

Net Asset Value:
Class 1 (and redemption price)	$16.49
Class A (and redemption price)	$16.57
Class C*	$16.76
Class I (and redemption price)	$16.54
Class IS (and redemption price)	$16.54
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$17.58

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

QS Global Equity Fund 2019 Annual Report	21

Statement of operations

For the Year Ended October 31, 2019

Investment Income:
Dividends	$4,372,519
Interest	19,600
Less: Foreign taxes withheld	(268,925)
Total Investment Income	4,123,194

Expenses:
Investment management fee (Note 2)	1,196,636
Transfer agent fees (Note 5)	411,819
Service and/or distribution fees (Notes 2 and 5)	385,855
Fund accounting fees	81,860
Registration fees	76,798
Audit and tax fees	51,074
Shareholder reports	20,921
Legal fees	19,158
Trustees’ fees	10,639
Custody fees	3,573
Insurance	3,099
Interest expense	564
Miscellaneous expenses	12,835
Total Expenses	2,274,831
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(227,189)
Net Expenses	2,047,642
Net Investment Income	2,075,552

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	9,482,997
Foreign currency transactions	(7,176)
Net Realized Gain	9,475,821
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(1,122,495)
Foreign currencies	(4,826)
Change in Net Unrealized Appreciation (Depreciation)	(1,127,321)
Net Gain on Investments and Foreign Currency Transactions	8,348,500
Increase in Net Assets From Operations	$10,424,052

See Notes to Financial Statements.

22	QS Global Equity Fund 2019 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2019	2018

Operations:
Net investment income	$2,075,552	$2,002,365
Net realized gain	9,475,821	8,924,317
Change in net unrealized appreciation (depreciation)	(1,127,321)	(12,483,287)
Increase (Decrease) in Net Assets From Operations	10,424,052	(1,556,605)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(10,935,054)	(1,300,010)
Decrease in Net Assets From Distributions to Shareholders	(10,935,054)	(1,300,010)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	23,042,631	33,567,695
Reinvestment of distributions	10,690,084	1,254,906
Cost of shares repurchased	(35,572,398)	(35,924,406)
Decrease in Net Assets From Fund Share Transactions	(1,839,683)	(1,101,805)
Decrease in Net Assets	(2,350,685)	(3,958,420)

Net Assets:
Beginning of year	162,870,216	166,828,636
End of year(b)	$160,519,531	$162,870,216

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 9). For the year ended October 31, 2018, distributions from net investment income were $1,300,010.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 9). For the year ended October 31, 2018, end of year net assets included undistributed net investment income of $1,470,209.

See Notes to Financial Statements.

QS Global Equity Fund 2019 Annual Report	23

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class 1 Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$16.62	$16.90	$13.65	$13.66	$12.90

Income (loss) from operations:
Net investment income	0.22	0.22	0.15	0.20	0.13
Net realized and unrealized gain (loss)	0.81	(0.36)	3.32	(0.06)	0.75
Total income (loss) from operations	1.03	(0.14)	3.47	0.14	0.88

Less distributions from:
Net investment income	(0.24)	(0.14)	(0.22)	(0.15)	(0.12)
Net realized gains	(0.92)	—	—	—	—
Total distributions	(1.16)	(0.14)	(0.22)	(0.15)	(0.12)

Net asset value, end of year	$16.49	$16.62	$16.90	$13.65	$13.66
Total return[2]	6.83%	(0.86)%	25.75%	1.02%	6.92%

Net assets, end of year (000s)	$1,227	$1,265	$1,399	$1,257	$1,385

Ratios to average net assets:
Gross expenses	1.19%	1.20%	1.32%	1.39%	1.39%
Net expenses[3]	1.18 [4]	1.20	1.25 [4]	1.30 [4]	1.38 [4]
Net investment income	1.41	1.25	0.97	1.48	0.98

Portfolio turnover rate	52%	25%	54%	33%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class 1 shares did not exceed the ratio of total annual fund operating expenses of Class A shares. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	QS Global Equity Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$16.68	$16.98	$13.71	$13.71	$12.96

Income (loss) from operations:
Net investment income	0.20	0.20	0.14	0.20	0.12
Net realized and unrealized gain (loss)	0.81	(0.37)	3.35	(0.06)	0.76
Total income (loss) from operations	1.01	(0.17)	3.49	0.14	0.88

Less distributions from:
Net investment income	(0.20)	(0.13)	(0.22)	(0.14)	(0.13)
Net realized gains	(0.92)	—	—	—	—
Total distributions	(1.12)	(0.13)	(0.22)	(0.14)	(0.13)

Net asset value, end of year	$16.57	$16.68	$16.98	$13.71	$13.71
Total return[2]	6.70%	(0.99)%	25.73%	1.01%	6.88%

Net assets, end of year (millions)	$142	$142	$151	$127	$128

Ratios to average net assets:
Gross expenses	1.45%	1.45%	1.57%	1.63%	1.66%
Net expenses[3,4]	1.30	1.30	1.30	1.30	1.45
Net investment income	1.28	1.15	0.92	1.48	0.91

Portfolio turnover rate	52%	25%	54%	33%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation arrangement was 1.50%.

See Notes to Financial Statements.

QS Global Equity Fund 2019 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$16.83	$17.12	$13.80	$13.77	$12.99

Income (loss) from operations:
Net investment income	0.09	0.07	0.03	0.10	0.02
Net realized and unrealized gain (loss)	0.82	(0.36)	3.38	(0.07)	0.76
Total income (loss) from operations	0.91	(0.29)	3.41	0.03	0.78

Less distributions from:
Net investment income	(0.06)	—	(0.09)	—	(0.00) [2]
Net realized gains	(0.92)	—	—	—	—
Total distributions	(0.98)	—	(0.09)	—	(0.00) [2]

Net asset value, end of year	$16.76	$16.83	$17.12	$13.80	$13.77
Total return[3]	5.91%	(1.69)%	24.73%	0.29%	6.03%

Net assets, end of year (000s)	$1,890	$6,057	$6,275	$7,240	$11,178

Ratios to average net assets:
Gross expenses	2.17%	2.12%	2.28%	2.31%	2.36%
Net expenses[4,5]	2.05	2.05	2.05	2.05	2.21
Net investment income	0.55	0.41	0.17	0.72	0.12

Portfolio turnover rate	52%	25%	54%	33%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation arrangement was 2.25%.

See Notes to Financial Statements.

26	QS Global Equity Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$16.67	$16.96	$13.70	$13.71	$12.96

Income (loss) from operations:
Net investment income	0.26	0.28	0.19	0.25	0.19
Net realized and unrealized gain (loss)	0.81	(0.38)	3.33	(0.06)	0.74
Total income (loss) from operations	1.07	(0.10)	3.52	0.19	0.93

Less distributions from:
Net investment income	(0.28)	(0.19)	(0.26)	(0.20)	(0.18)
Net realized gains	(0.92)	—	—	—	—
Total distributions	(1.20)	(0.19)	(0.26)	(0.20)	(0.18)

Net asset value, end of year	$16.54	$16.67	$16.96	$13.70	$13.71
Total return[2]	7.10%	(0.60)%	26.07%	1.42%	7.25%

Net assets, end of year (000s)	$15,137	$13,552	$7,894	$7,615	$1,221

Ratios to average net assets:
Gross expenses	1.06%	1.08%	1.14%	1.11%	1.08%
Net expenses[3,4]	0.95	0.95	0.95	0.95	1.04
Net investment income	1.65	1.58	1.28	1.88	1.38

Portfolio turnover rate	52%	25%	54%	33%	31%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation arrangement was 1.25%.

See Notes to Financial Statements.

QS Global Equity Fund 2019 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2019[2]

Net asset value, beginning of period	$15.52

Income from operations:
Net investment income	0.05
Net realized and unrealized gain	0.97
Total income from operations	1.02

Net asset value, end of period	$16.54
Total return[3]	6.57%

Net assets, end of period (000s)	$30

Ratios to average net assets:
Gross expenses[4]	1.00%
Net expenses[4,5,6]	0.90
Net investment income[4]	1.42

Portfolio turnover rate[7]	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 9, 2019 (inception date) to October 31, 2019.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

[7]	For the year ended October 31, 2019.

See Notes to Financial Statements.

28	QS Global Equity Fund 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS Global Equity Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

QS Global Equity Fund 2019 Annual Report	29

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

30	QS Global Equity Fund 2019 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Communication Services	$7,237,747	$4,875,000	—	$12,112,747
Consumer Discretionary	13,805,322	3,569,203	—	17,374,525
Consumer Staples	7,237,068	6,935,891	—	14,172,959
Energy	4,098,617	4,246,559	—	8,345,176
Financials	14,823,933	9,803,021	—	24,626,954
Health Care	18,514,786	2,929,291	—	21,444,077
Industrials	12,411,256	4,129,465	—	16,540,721
Information Technology	24,658,346	3,814,060	—	28,472,406
Materials	2,921,700	3,368,830	—	6,290,530
Real Estate	869,154	4,267,293	—	5,136,447
Utilities	1,897,620	3,177,652	—	5,075,272
Total Long-Term Investments	108,475,549	51,116,265	—	159,591,814
Short-Term Investments†	761,158	—	—	761,158
Total Investments	$109,236,707	$51,116,265	—	$160,352,972

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

QS Global Equity Fund 2019 Annual Report	31

Notes to financial statements (cont’d)

unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

32	QS Global Equity Fund 2019 Annual Report

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.700
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays QS Investors and Western Asset monthly 70% of the net management fee it receives from the Fund.

QS Global Equity Fund 2019 Annual Report	33

Notes to financial statements (cont’d)

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class IS shares did not exceed 1.30%, 2.05%, 0.95% and 0.90%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares and the ratio of total annual fund operating expenses for Class 1 shares did not exceed the ratio of total annual fund operating expenses for Class A shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

During the year ended October 31, 2019, fees waived and/or expenses reimbursed amounted to $227,189.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

Class A
Sales charges	$38,352
CDSCs	42

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

34	QS Global Equity Fund 2019 Annual Report

3. Investments

During the year ended October 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$81,746,348
Sales	92,198,505

At October 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$134,135,914	$33,375,705	$(7,158,647)	$26,217,058

4. Derivative instruments and hedging activities

During the year ended October 31, 2019, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class 1	—	$3,248
Class A	$347,044	377,939
Class C	38,811	9,460
Class I	—	21,168
Class IS1	—	4
Total	$385,855	$411,819

[1]	For the period August 9, 2019 (inception date) to October 31, 2019.

QS Global Equity Fund 2019 Annual Report	35

Notes to financial statements (cont’d)

For the year ended October 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class 1	$168
Class A	205,075
Class C	4,585
Class I	17,354
Class IS1	7
Total	$227,189

[1]	For the period August 9, 2019 (inception date) to October 31, 2019.

6. Distributions to shareholders by class

	Year Ended October 31, 2019	Year Ended October 31, 2018
Net Investment Income:
Class 1	$17,897	$11,346
Class A	1,721,080	1,197,177
Class C	21,015	—
Class I	240,013	91,487
Class IS1	—	—
Total	$2,000,005	$1,300,010

Net Realized Gains:
Class 1	$69,557	—
Class A	7,747,995	—
Class C	321,404	—
Class I	796,093	—
Class IS1	—	—
Total	$8,935,049	—

[1]	For the period August 9, 2019 (inception date) to October 31, 2019.

7. Shares of beneficial interest

At October 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

36	QS Global Equity Fund 2019 Annual Report

Transactions in shares of each class were as follows:

	Year Ended October 31, 2019				Year Ended October 31, 2018
	Shares		Amount		Shares	Amount
Class 1
Shares sold	—		—		—	—
Shares issued on reinvestment	5,815		$87,454		670	$11,346
Shares repurchased	(7,542)		(118,680)		(7,302)	(127,214)
Net decrease	(1,727)		$(31,226)		(6,632)	$(115,868)

Class A
Shares sold	974,582		$15,458,708		1,227,236	$21,583,397
Shares issued on reinvestment	610,031		9,229,765		67,965	1,156,087
Shares repurchased	(1,513,250)		(23,890,760)		(1,693,330)	(29,712,067)
Net increase (decrease)	71,363		$797,713		(398,129)	$(6,972,583)

Class C
Shares sold	38,696		$583,377		164,882	$2,919,454
Shares issued on reinvestment	22,047		339,529		—	—
Shares repurchased	(307,830)		(5,039,066)		(171,462)	(3,024,609)
Net decrease	(247,087)		$(4,116,160)		(6,580)	$(105,155)

Class I
Shares sold	442,656		$6,972,705		517,949	$9,064,844
Shares issued on reinvestment	68,660		1,033,336		5,164	87,473
Shares repurchased	(408,847)		(6,523,892)		(175,654)	(3,060,516)
Net increase	102,469		$1,482,149		347,459	$6,091,801

Class IS
Shares sold	1,794	[1]	$27,841	[1]	—	—
Shares issued on reinvestment	—		—		—	—
Shares repurchased	—		—		—	—
Net increase	1,794	[1]	$27,841	[1]	—	—

[1]	For the period August 9, 2019 (inception date) to October 31, 2019.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$2,487,097	$1,300,010
Net long-term capital gains	8,447,957	—
Total distributions paid	$10,935,054	$1,300,010

QS Global Equity Fund 2019 Annual Report	37

Notes to financial statements (cont’d)

As of October 31, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,558,412
Undistributed long-term capital gains — net	9,487,012
Total undistributed earnings	$11,045,424
Other book/tax temporary differences(a)	(19,212)
Unrealized appreciation (depreciation)	26,213,208
Total accumulated earnings (losses) — net	$37,239,420

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

9. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

38	QS Global Equity Fund 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of QS Global Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of QS Global Equity Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for the periods ended October 31, 2019 and for each of the two years in the period ended October 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for the periods ended October 31, 2019 and for each of the two years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for each of the periods ended on or prior to October 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 19, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

QS Global Equity Fund 2019 Annual Report	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Global Equity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

40	QS Global Equity Fund

Independent Trustees† (cont’d)

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross*

Year of birth	1947

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)

Number of funds in fund complex overseen by Trustee	90

Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron*

Year of birth	1945

Position(s) with Trust	Trustee

Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	90
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

QS Global Equity Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

42	QS Global Equity Fund

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker

Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

QS Global Equity Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

44	QS Global Equity Fund

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci** Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*

Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees on this Board and an additional Board within the Legg Mason fund complex, which is reflected in the “Number of funds in fund complex overseen by Trustee”.

QS Global Equity Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

**	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

46	QS Global Equity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2019:

Record date:	12/4/2018
Payable date:	12/6/2018
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	65.80%
Long-Term Capital Gain Dividend	$0.867690
Qualified Short-Term Capital Gain Dividend*	$0.050060

*	Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident shareholders and foreign corporations.

Please retain this information for your records.

QS Global Equity Fund	47

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QS

Global Equity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Global Equity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS Global Equity Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Global Equity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02696 12/19 SR19-3751

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2018 and October 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $404,744 in October 31, 2018 and $343,735 in October 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $31,693 in October 31, 2018 and $0 in October 31, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $39,130 in October 31, 2018 and $0 in October 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in October 31, 2018 and $0 in October 31, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2018 and October 31, 2019; Tax Fees were 100% and 100% for October 31, 2018 and October 31, 2019; and Other Fees were 100% and 100% for October 31, 2018 and October 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $678,000 in October 31, 2018 and $262,345 in October 31, 2019.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Althea L. Duersten
Stephen R. Gross*
Susan M. Heilbron*
Frank G. Hubbard
Howard J. Johnson
Jerome H. Miller
Ken Miller
Thomas F. Schlafly
* Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 30, 2019

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 30, 2019